UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

The information provided in Item 2.02 and Item 9.01 of this Form 8-K is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 and Item 9.01 of this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.02.    Results of Operations and Financial Condition.

On August 14, 2005, Bioanalytical Systems, Inc. (the "Company") issued a press release announcing results for the third quarter ended June 30, 2006 and the nine months ended June 30, 2006. The full text of the press release is furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On August 29, 2006, the Company issued a new press release announcing revised financial results for the three and nine months ended June 30, 2006. The revision was necessary as a result of adjustments made in connection with the completion of the review of the Company's financial statements by the Company's independent accountant, which resulted in changes in the reported impairment of Company assets and changes to tax benefits as a result of these changes. The Company recorded an amended impairment loss of $1.1 million and a related tax benefit of $385,000, compared to an originally reported impairment loss $968,000 with tax benefit of $251,000. Revised net loss for the quarter was $1,756,000 (loss of $0.36 per share) compared to previously announced net loss of $1,675,000 (loss of $0.34 per share), an increase of $81,000. For the nine months ended June 30, 2006, results of operations were revised to a loss of $1,934,000 (loss of $0.40 per share) from a loss of $1,853,000 ($0.38 per share). All other reported operating results remained the same. The full text of the press release is furnished as exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company received a Nasdaq Staff Determination on August 23, 2006 indicating that the Company failed to comply with filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006 (the "Form 10-Q"), and that the Company's securities were subject to delisting as a result. The Company's independent accountant has completed its review of the Form 10-Q, and the Company has filed an amended form 10-Q reflecting the completion of the independent accountant's review. The Company believes it is now in compliance with Nasdaq requirements and is awaiting confirmation from Nasdaq.

Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits
99.1	Bioanalytical Systems, Inc. press release issued August 14, 2006 (furnished via incorporation by reference to Exhibit 99.2 to Form 8-K filed August 16, 2006).
99.2	Bioanalytical Systems, Inc. press release, issued August 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: August 29, 2006	By: /s/ Michael R. Cox Michael R. Cox Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Bioanalytical Systems, Inc. press release issued August 14, 2006 (incorporated by reference to Exhibit 99.2 to Form 8-K filed August 16, 2006).
99.2	Bioanalytical Systems, Inc. press release, issued August 29, 2006.